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AMERICAN ITALIAN PASTA COMPANY                                      NEWS
                                                                    RELEASE

Contact:

Hannah Arnold
Linden Alschuler & Kaplan, Inc.
212-575-4545

For Immediate Release

      AMERICAN ITALIAN PASTA COMPANY BECOMES CURRENT ON ALL ANNUAL FILINGS

          COMPANY FILES ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 2007

KANSAS CITY, MO., June 27, 2008 -- American Italian Pasta Company (AITP.PK), the
largest producer of dry pasta in North America,  today announced results for the fiscal year ended September 28, 2007.  With this filing,  the Company is current with its annual SEC reporting requirements.

RESTATEMENT PROCESS COMPLETE

"We are  pleased to now be current on all of our annual  filings and to have the entire  restatement  process  behind us as we continue to lead the company in an
exciting  and  positive   direction,"  said  Jack  Kelly,  CEO  of  AIPC.  "More
importantly,  we are excited to share that the execution of our business plan is bearing fruit.  Our operational  performance and financial  results reported for fiscal 2007 show significant improvement in operating profit and net income over the prior year."

FISCAL 2007 FINANCIAL RESULTS

Revenues for the year increased $31.1 million,  or 8.5%, to $398.1 million,  led by a 13.4%  increase in revenue  growth in the retail market which was partially offset by a 4.9%  decrease in the  institutional  market.  Net income for fiscal
2007 increased $35.7 million to $5.3 million,  or $.28 per diluted share, versus a net loss of $30.4 million, or $1.65 loss per share, in fiscal 2006.

Operational Highlights

     •    Retail  Revenues:   The  Company's  retail  revenues  increased  $35.9
          million,  or 13.4%,  to  $304.4  million  for the  fiscal  year  ended
          September  28,  2007,  from  $268.5  million for the fiscal year ended
          September 29, 2006.  Revenues increased $15.4 million, or 5.7%, due to volume  increase and increased  $20.2 million,  or 7.5%, due to higher average selling prices.  Revenues  increased by $0.3 million due to an increase  in  payments  received  from the U.S.  Government  under the
          Continued Dumping and Subsidy Offset Act of 2000.

American Italian Pasta Co.
June 27, 2008

     •    Institutional  Revenues:  The Company's  institutional revenues (which include the food service channel) decreased $4.8 million,  or 4.9%, to
          $93.7  million  for fiscal  year ended  September  28, 2007 from $98.5 million  for the  fiscal  year  ended  September  29,  2006.  Revenues decreased  $5.9 million,  or 6.0%,  due to volume losses and increased
          $1.1  million,  or 1.1%,  due to higher  average  selling  prices  and changes in sales mix.

     •    Cost of Goods Sold:  Raw  materials  and other  production  costs were unfavorable  to the prior  year,  but the effect of the  increase  was offset by higher selling prices,  allowing the Company to maintain its gross margin at 22.4% for fiscal year 2007. Cost of goods sold in 2007 includes $0.8 million provision of inventory obsolescence, which was a reduction of $0.6 million from $1.4 million in fiscal year 2006.

     •    Loss on disposition of brands and trademarks:  During fiscal 2006, the
          Company  sold its Mrs.  Leeper's  and  Eddie's  Spaghetti  brands  and recorded  a loss on  disposition  of  brands  and  trademarks  of $4.7 million. There was no such loss in fiscal 2007.

     •    Loss on long lived assets: During fiscal 2006, the Company permanently closed and sold its Kenosha, Wisconsin facility. The plant and certain equipment  was sold and a pre-tax loss of $15.6  million was recorded.
          In addition,  certain pasta lines and packaging  equipment  considered unnecessary for production  planning were taken out of service.  These assets were  disposed or written down to their fair market  value.  In fiscal 2007, the Company recorded a $0.1 million gain.

As a  result  of minor  year-end  adjustments,  the  audited  financial  results
described  in  this  release  differ  slightly  from  those  unaudited   results
previously reported for fiscal 2007.

Liquidity and Capital Resources

The Company stated that it is currently in compliance  with the covenants of its credit facility.  Projected future borrowing levels do not exceed the facility's available  commitment.  Absent any  significant  increases in historic levels of professional  fees or  indemnification  obligations,  the Company  believes cash available  through future  operations and its existing  credit  facility will be sufficient  to meet  expected  capital and  liquidity  needs in the  foreseeable future.

CEO COMMENTS

"Through  the  efforts of our  outstanding  employees  and with the  support and confidence of our customers,  AIPC has made significant progress and, indeed, is entering a new chapter with optimism and anticipation," Mr. Kelly continued. "We have  significantly  strengthened  our  operations,  grown  revenues,  increased volume, and increased profitability - even in the face of significant challenges
- and made financial integrity and strong corporate governance top priorities.

"As we look ahead,  we will continue to focus on building upon these  successes, capitalizing on our strengths and identifying  growth areas and opportunities to deliver even more value to our customers," he added.

American Italian Pasta Co.
June 27, 2008

ABOUT AIPC

Founded  in 1988 and based in Kansas  City,  Missouri,  American  Italian  Pasta
Company is the largest  producer of dry pasta in North America.  The Company has four plants that are located in Excelsior  Springs,  Missouri;  Columbia,  South
Carolina;   Tolleson,   Arizona  and   Verolanuova,   Italy.   The  Company  has
approximately 600 employees located in the United States and Italy.

When used in this  release,  the  words  "anticipate,"  "projected,"  "believe,"
"estimate,"  and  "expect"  and  similar  expressions  are  intended to identify forward-looking statements, but are not the exclusive means of identifying these statements.  The  statements  by the  Company  regarding  liquidity  and capital resources  are  forward  looking.  If  any of the  Company's  assumptions  prove incorrect or should  unanticipated  circumstances  arise,  the Company's  actual results could materially differ from those  anticipated by such  forward-looking statements.  The Company will not update any forward-looking  statements in this press release to reflect future events.

                                      # # #

American Italian Pasta Co.
June 27, 2008

                         AMERICAN ITALIAN PASTA COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)

                                                                         Year Ended              Year Ended
                                                                     September 28, 2007      September 29, 2006          Change
                                                                     ------------------      ------------------          --------
Revenues                                                                    $ 398,122              $ 367,023             $ 31,099

Cost of goods sold                                                            308,819                284,777               24,042
                                                                            ---------             ----------             --------
Gross profit                                                                   89,303                 82,246               7,057

                  Gross profit as a percent of revenues                         22.4%                  22.4%

Selling and marketing expense                                                  21,503                 22,871              (1,368)
General and administrative expense                                             33,548                 35,459              (1,911)
Impairment charges to brands and trademarks                                        -                     998                (998)
Loss on disposition of brands and trademarks                                       -                   4,708              (4,708)
(Gains) losses related to long-lived assets                                     (109)                 22,268             (22,377)
                                                                            ----------            ----------             --------

Operating profit (loss)                                                        34,361                (4,058)               38,419

                  Operating profit (loss)as a percent of revenues                8.6%                 (1.1)%

Interest expense, net                                                          29,421                 29,509                (88)
Other (income) expense, net                                                     (245)                  (913)                 668
                                                                            ---------             ----------             -------

Income (loss) before income taxes                                               5,185               (32,654)              37,839
Income tax (benefit)                                                            (163)                (2,241)               2,078
                                                                            ----------            ----------             -------
Net income (loss)                                                           $   5,348             $ (30,413)            $ 35,761
                                                                            ==========            ==========            ========

EARNINGS PER COMMON SHARE
Net income (loss) per common share                                              $0.29                ($1.65)

Weighted-average common shares outstanding                                     18,673                 18,386
                                                                               ======                 ======

EARNINGS PER COMMON SHARE - ASSUMING DILUTION
Net income (loss) per common share                                          $    0.28              $  (1.65)

Weighted-average common shares outstanding
  (including dilutive securities)                                              18,951                 18,386
                                                                               ======                 ======

American Italian Pasta Co.
June 27, 2008

                         AMERICAN ITALIAN PASTA COMPANY
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share amounts)

                                                                                                       September 28, 2007       September 29, 2006
                                                                                                       ------------------       ------------------
           ASSETS
           Current assets:
                Cash and temporary investments                                                                $ 16,635                 $ 22,805
                Trade and other receivables, net                                                                38,279                   32,706
                Inventories                                                                                     44,443                   40,638
                Prepaid expenses and other current assets                                                        7,629                    6,389
                Deferred income taxes                                                                            2,381                    1,156
                                                                                                             ---------                ---------

           Total current assets                                                                                109,367                  103,694
           Property, plant and equipment, net                                                                  316,109                  324,464
           Brands and trademarks                                                                                83,282                   82,772
           Other assets                                                                                         19,205                   21,039
                                                                                                             ---------                ---------
           Total assets                                                                                      $ 527,963                $ 531,969
                                                                                                             =========                =========
           LIABILITIES AND STOCKHOLDERS' EQUITY
           Current liabilities:
                Accounts payable                                                                              $ 19,195                 $ 18,555
                Accrued expenses                                                                                31,523                   28,258
                Current portion of deferred revenues                                                                99                       99
                Income taxes payable                                                                             1,082                      715
                Current maturities of long-term debt                                                             1,963                    1,782
                                                                                                             ---------                ---------
           Total current liabilities                                                                            53,862                   49,409
           Long-term debt, less current maturities                                                             240,000                  260,500
           Deferred income taxes                                                                                35,286                   34,728
           Litigation settlement                                                                                26,500                   26,500
           Deferred revenue, less current portion                                                                  397                      496
                                                                                                             ---------                ---------
           Total liabilities                                                                                   356,045                  371,633
           Commitments and contingencies
           Stockholders' equity:
                Preferred stock, $.001 par value:
                    Authorized shares - 10,000,000                                                                   -                        -
                    Issued and outstanding shares - none
                Class A common stock, $.001 par value:
                    Authorized shares - 75,000,000                                                                  21                       21
                    Issued and outstanding shares - 20,832,627 and 18,674,628, respectively, at
                    September 28, 2007; 20,779,204 and 18,640,660, respectively, at September 29,
                    2006
                Class B common stock, par value $.001
                    Authorized shares - 25,000,000                                                                   -                        -
                    Issued and outstanding - none
                Additional paid-in capital                                                                     247,492                  245,623
                Treasury stock, 2,157,999 shares in 2007 and 2,138,544 shares in 2006, at cost                (52,029)                 (51,857)
                Accumulated other comprehensive income                                                          15,352                   10,815
                Accumulated deficit                                                                           (38,918)                 (44,266)
                                                                                                             ---------                ---------
           Total stockholders' equity                                                                          171,918                  160,336
                                                                                                             ---------                ---------
           Total liabilities and stockholders' equity                                                         $527,963                 $531,969
                                                                                                              ========                 ========